SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2006

BOYSTOYS.COM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-28684	33-0824801
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5782 Caminito Empresa, La Jolla, California 92037
(Address of Principal Executive Offices, Zip Code)

Registrant's telephone number, including area code:  (619) 895-6900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

As used herein, the terms, "we," "us," "our," and the "Company" refers to BoysToys.com, Inc., a Delaware corporation and its subsidiaries, unless otherwise stated.

ITEM 4.01  Change in Registrant's Certifying Accountant

(A)   Resignation of Armando C. Ibarra, C.P.A.

On August 4, 2006, we received a notice from our principal independent accountant, Armando C. Ibarra, C.P.A. that it declined to stand for re-election. Their decision was the result of a decision that the accountant made to discontinue their PCAOB registration.

Armando C. Ibarra, C.P.A. has served as our principal independent accountant for the prior six fiscal years from 1999 through 2005, inclusive through August 4, 2006.

The principal independent accountant's report issued by Armando C. Ibarra, C.P.A. for either of the years ended December 31, 2004 and December 31, 2005 did not contain any adverse opinion or disclaimer of opinion and it was not modified as to uncertainty, audit scope, or accounting principles.

We are able to report that during the years ended December 31, 2004 and December 31, 2005 through August 4, 2006 there were no disagreements with Armando C. Ibarra, C.P.A., our former principal independent accountant, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Armando C. Ibarra, C.P.A.'s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports on our consolidated financial statements for such periods. We have requested that Armando C. Ibarra, C.P.A. furnish us with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it disagrees with the above statements. A copy of such letter is filed herewith as Exhibit 16.1.

(B)   Engagement of Chang G. Park, C.P.A., Ph. D.

On August 7, 2006, upon authorization and approval of the Company's Board of Directors, the Company engaged the services of Chang G. Park, CPA, Ph.D. ("Park") as its independent registered public accounting firm.

No consultations occurred between the Company and Park during the years ended December 31, 2004 and December 31, 2005 and through August 7, 2006 regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company's financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(iv) of Regulation S-B.

SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BoysToys.com, Inc.
Date: August 8, 2006	By:	/s/ Ralph M. Amato Ralph M. Amato, President

Exhibits:

16.1     Letter from Armando C. Ibarra, C.P.A. to the U.S. Securities and Exchange Commission

ARMANDO C. IBARRA
Certified Public Accountants
A Professional Corporation

Armando C. Ibarra, C.P.A.
Armando Ibarra, Jr., C.P.A., JD

Members of the California Society of Certified Public Accountants
Members of the American Institute of Certified Public Accountants
Registered with the Public Company Accounting Oversight Board

August 4, 2006

To the Board of Directors of
Boystoys.Com, Inc.

Ladies and Gentlemen:

We were previously the independent registered public accounting firm of BoysToys.com, Inc., a Delaware corporation (the "Company") and we reported on the balance sheets of the Company for the years ending December 31, 2004 and December 31, 2005 and the related statements of operations, stockholders' equity and cash flows for the years then ended.

On August 4, 2006, we declined to stand for re-election as the independent registered public accounting firm of the Company. Our decision was based upon our firm's decision to discontinue our PCAOB registration.

We have read the Company's statements included under Item 4.01 of its Form 8-K, dated August 4, 2006 and we agree with such statements, except that we are not in a position to agree or disagree with the Company's statements related to the engagement of Change G. Park, CPA, Ph.D. as their independent registered public accounting firm.

Sincerely,

Armando Ibarra, CPA

371 E Street, Chula Vista, CA. 91910

Tel: (619) 422-1348 **Fax: (619) 422-1465**